UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2018

Kiwa Bio-Tech Products Group Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33167	77-0632186
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3200 Guasti Road, Ste 100, Ontario, CA 91761	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (626) 715-5855

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On April 15, 2018, the Company’s Board of Directors appointed Hon Man Yun as Chief Financial Officer of the Company. The position had been formerly held by Yvonne Wang, who also serves as Chief Executive Officer of the Company. Mr. Hon will serve until the appointment of his successor.

Set forth below is certain biographical information concerning Mr. Hon:

Hon Man Yun (49)

Prior joining the Company, Mr. Yun has served as Compliance and Internal Control Officer of Kaisun Energy Group Limited since May 2017. Mr. Yun has served as an Associate of China Merchants Securities (HK) Co., Limited since December 2014 to May 2017. Mr. Yun has served as a Financial Controller of E Lighting Group Holdings Limited since March 2013 to September 2014. Mr. Yun has served as an independent director of the Company since November 2008 to February 2013. Mr. Yun has served and continues to serve as a Corporate Consultant with Smart Pine Investment Limited since September 2007, a consulting firm organized under the laws of Hong Kong. Mr. Yun also serves as an independent director of CH Lighting International Corporation (OTCBB: CHHN) since July 2008 to July 2012 and as an independent director of Xinde Technology Company (OTCBB: WTFS) since January 2010 to October 2012. Mr. Yun also served as Chief Operating Officer of China INSOnline Corp. (NASDAQ: CHIO) from January 2008 through April 2010. Prior to that, Mr. Yun served as Corporate Controller of Hi-Tech Wealth Inc. (n/k/a China Mobile Media Technology, Inc.)(OTCBB: CHMO) from January 2007 through August 2007. From January 2003 through December 2006, Mr Yun served as Corporate Controller of General Components, Inc. (n/k/a China Mobile Media Technology, Inc.)(OTCBB: CHMO).

Mr. Yun is a Chartered Accountant having fellowship with the Institute of Chartered Accountants in England and Wales. He is also a Fellow Member of the Chartered Association of Certified Accountants and a member of the Hong Kong Institute of Certified Public Accountants. He was a member of Association of International Accountants, the Society of Registered Financial Planners, the Institute of Financial Accountants and the Institute of Crisis and Risk Management. Mr. Yun received his MBA at the University of Western Sydney in 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiwa Bio-Tech Holdings Group Corporation

By:	/s/ Yvonne Wang
Name:	Yvonne Wang
Title:	Chief Executive Officer

Dated: April 17, 2018